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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2002

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

801 West Madison Street, Chicago, Illinois 60607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

Forward-Looking Statements

        When used in this Current Report on Form 8-K and in other filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the Company's merger and acquisition activities, including its recently completed acquisition of First Lincolnwood Corporation and its pending acquisition of LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; and (14) changes in accounting principles, policies or guidelines.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

        Set forth below is material prepared for presentation at an industry conference.

Keefe, Bruyette and Woods
Community Banking Investor Conference
July 24, 2002

Mitchell Feiger, President & CEO
Jill E. York, Vice President & CFO

NASDAQ: MBFI

Mitchell Feiger
President and
Chief Executive Officer

Forward Looking Statements

        When used in this material and in filings with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger and acquisition activities, including our recently completed acquisition of First Lincolnwood Corporation and our pending acquisition of LaSalle Systems Leasing and LaSalle Equipment Limited Partnership, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to realize the residual values of its operating leases; (10) the Company's ability to access cost-effective funding; (11) changes in financial markets; (12) changes in economic conditions in general and in the Chicago metropolitan area in particular; (13) new legislation or regulatory changes; and (14) changes in accounting principles, policies or guidelines.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

MB Financial Summary Statistics

Offices	41
Bank subsidiaries	3
2002 N/I thru June	$21.9	million
Assets	$3.7	billion
Loans	$2.5	billion
Deposits	$3.1	billion

MB Financial Summary Statistics

Earnings per share—Q1 2002	$0.58	(+42%)
Earnings per share—Q2 2002	$0.64	(+52%)
Stock price	$32.00
P/E (TTM)	14.9
P/E forward (2003)*	11.7

* P/E forward based on 2003 IBES EPS estimate.

West Dundee
Arlington Heights
Prospect Heights
Glenview
Wilmette
South Barrington
Hoffman Estates
Mount Prospect
Morton Grove
Evanston
Elgin
Des Plaines
Niles
Skokie
Streamwood
Schaumburg
Elk Grove Village
Park Ridge
South Elgin
Bartlett
Roselle
Rosemont
Wayne
Itasca
Wood Dale
Harwood Heights
Smith Rd
Bloomingdale
Schiller Park
Norridge
Glendale Heights
Addison
River Grove
Elmwood Park
Lake Michigan
St. Charles
Villa Park
Chicago
West Chicago
Elmhurst
Melrose Park
Glen Ellyn
Lombard
Oak Park
Wheaton
Hillside
Maywood
South Branch Chicago
Winfield
York Center
Oakbrook Terrace
Cicero
South Fork of South Branch Chicago River
Oak Brook
North Riverside
Berwyn
Warrenville
La Grange Park
Stickney
Lisle
Clarendon Hills
W 55th St
Naperville
Westmont
Summit
W 63rd St
Willowbrook
Indian Head Park
Darien
Burr Ridge
Justice
Woodridge
Burbank
E 87th St
Willow Springs
Hickory Hills
Evergreen Park
95th St
Royce Rd
Bolingbrook
Palos Hills
Oak Lawn
111th St
Merrionette Park
Lemont
Alsip
East Chicago
Palos Park
Blue Island
Calumet Park
W 127th St
Whiting
Romeoville
Tampier Slough
Crestwood
Riverdale
Burnham
W 143rd St
Orland Park
Dolton
Calumet City
Indiana
Oak Forest
Plainfield
Harvey
South Holland
Lockport
Orland Hills
Hammond
Hazel Crest
W Bruce Rd
Tinley Park
Lansing
Illinois
DuPage
Kane
Kendall
Will

M & A Highlights
1999 to 2002

Assets
Acquired Avondale Financial Corp. February 1999	$484 million
Acquired Damen Financial Corp. July 1999	$207 million
Acquired FSL Holdings, Inc. May 2001	$222 million
MB Financial and MidCity Financial Corporation merge November 2001	MOE
Acquired First Lincolnwood Corp. April 2002	$228 million
Announced Acquisition of LaSalle Leasing July 2002	$92 million

M & A Success Factors

  •
  We get deals done

  •
  Integration starts as soon as the deal is signed

  •
  Integration is completed as soon as possible (speed)

  •
  We deliver promised results

  •
  Financial modeling is realistic

  •
  Cost savings targets are met

  •
  Very experienced M&A management team with proven M&A performance

  •
  Disciplined acquisition pricing

Recent Acquisition Pricing

Transaction	P/E	P/E Adj*	P/B	Prem/ Dep
FSL	21.7	9.7	1.2	4.3%
Lincolnwood	14.4	9.7	1.6	6.9%
LaSalle Leasing	10.0	6.3	1.3	N/A

*
P/E Adj is computed as (price—excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one—after tax earnings on excess equity)

Recent Acquisition Pricing

Transaction	IRR	1st Yr EPS	Cost Saves
FSL	27%	+3.5%	42%
Lincolnwood	27%	+4.5%	50%
LaSalle Leasing	22%	+3.4%	0%

LaSalle Leasing Transaction

  •
  Company founded 22 years ago

  •
  Originates leases of high-technology equipment

  •
  Mid-market and larger strong credit lessees

  •
  $39.7 million purchase price, with $4 million contingent on residual performance

  •
  Gives us the capability to originate our own leases

Commercial Banking

  •
  Mid-market business financing

  •
  Cash management

  •
  Real estate investor, construction, developer financing

  •
  Long-term health care financing

  •
  Korean banking

Commercial, CRE and
Lease Loans Outstanding

Lease Banking

  •
  Discounted lease lending

  •
  Bridge and working capital loans

  •
  Equity investments in lease residuals

  •
  Cash management needs

Lease Loans Outstanding

+36%
CAGR
$350
$300
$250
$200
$150
$100
$50
$0
(Millions)
$86
$89
$187
$245
$295
1997
1998
1999
2000
2001

Lease Financing Revenue

+17%
CAGR
(Millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.2
$1.4
$0.7
$1.9
$2.2
1997
1998
1999
2000
2001

Wealth Management

  •
  Trust/Asset Management

  •
  Brokerage

Wealth Management Revenue

21%
CAGR
Brokerage
Trust
(Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.8
$1.8
$2.6
$2.8
$3.5
$4.7
1997
1998
1999
2000
2001
2002*

* 6 month data annualized

Retail Banking

  •
  Consumer and small business

  •
  Deposit and credit services

Commercial Bank Holding Companies
Cook County Deposit Market Share

		As of June 30, 2001
Rank	Institution	Branch Count	Deposits ($000)	Market Share (%)
1	Bank One Corp. (IL)	149	29,459,185	21.40
2	ABN AMRO North America Inc. (IL)	129	23,122,409	16.80
3	Bank of Montreal	88	11,749,691	8.54
4	Northern Trust Corp. (IL)	10	8,129,114	5.91
5	Citigroup Inc. (NY)	44	6,616,199	4.81
6	Charter One Financial (OH)	70	5,062,990	3.68
7	Fifth Third Bancorp (OH)	33	2,971,746	2.16
8	Bank of America Corp. (NC)	2	2,585,777	1.88
9	MB Financial Inc. (IL)	34	2,574,281	1.87
10	MAF Bancorp Inc. (IL)	23	2,481,782	1.80
11	Corus Bankshares Inc. (IL)	14	2,242,604	1.63
12	FBOP Corp. (IL)	21	1,821,970	1.32
13	Taylor Capital Group, Inc. (IL)	13	1,737,297	1.26
14	TCF Financial Corp. (MN)	114	1,733,149	1.26
15	U.S. Bancorp (MN)	31	1,384,577	1.01
16	First Midwest Bancorp Inc. (IL)	18	1,178,829	0.86
17	Parkway Bancorp, Inc. (IL)	15	1,110,173	0.81
18	Hershenhorn Bancorp., Inc. (IL)	2	1,095,991	0.80
19	Popular Inc. (PR)	20	1,066,624	0.77
20	Metropolitan Bank Group, Inc. (IL)	41	1,038,268	0.75

Source: SNL Datasource 4.0 as of June 4, 2002. Includes acquisition of First Lincolnwood Corp.

Jill E. York
Vice President and
Chief Financial Officer

Fully Diluted Earnings Per Share

+14%
Increase
$2.47**
$1.77*
$1.65
$1.53
$1.44
$1.29
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1997
1998
1999
2000
2001
2002

**
Excluding merger charge
**
Consensus estimate

Fully Diluted Earnings Per Share

+40% Increase
$2.47**
$1.77*
$1.53
$1.65
$1.44
$1.29
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1997
1998
1999
2000
2001
2002

**
Excluding merger charge
**
Consensus estimate

Fully Diluted Earnings Per Share

First Half Review
Net Interest Income

Net Interest Income Sensitivity
Varying Rate Scenarios
One Year Horizon - 6/30/02

First Half Review
Non-Interest Income

31%
Increase
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
(Millions)
$13.5
$17.7
1 H 2001
1 H 2002

First Half Review
Non-Interest Expense

3%
Increase
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
(Millions)
$42.5
$43.8
1 H 2001
1 H 2002

First Half Review
Efficiency Ratio

17%
Decline
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
64.5%
53.5%
1 H 2001
1 H 2002

MBFI Stock Price

MBFI Stock Price
Compared to Various Indexes

COMPOSITE=AMFI, CFBX, CHFC, CORS, FFBC, FMBI, GLDB, IBNK, IFC, PRK, RBNC, SRCE, WTFC

Investor Recap

  •
  Dual growth sources

  •
  Diversified revenue/profit streams

  •
  Experienced management team

  •
  Consistently delivers results

  •
  Valuable market position in highly desirable market

  •
  Significant ownership by directors and management

    Keefe, Bruyette and Woods
    Community Banking Investor Conference
    July 24, 2002

    Mitchell Feiger, President & CEO
    Jill E. York, Vice President & CFO

    NASDAQ: MBFI

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date: July 24, 2002	By:	/s/ JILL E. YORK Jill E. York, Vice President and Chief Financial Officer

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  Item 9. Regulation FD Disclosure
SIGNATURES